Exhibit 10.1

     Employment Agreements have been executed by the Company and the indicated employees, each substantially identical in all material respects to the form of agreement filed as Exhibit 10.5 to the Company's Annual Report on Form 10-K for the year ended
December 31, 1997, except as noted below.   Each Employment
Agreement was executed for the Company by Dr. Valles, except the agreement with Dr. Valles, which was executed for the Company by Mr. Gray.


                                                        TERMINATION
 EMPLOYEE AND           BASE        DATE OF             DATE OF
 POSITION               SALARY      AGREEMENT           AGREEMENT

 Neil M. Bardach        $247,500    October 22, 1999    October 22, 2001
 Vice President -
 Finance and Chief
 Financial Officer

 Howard R. Crabtree     $204,347    October 22, 1998    October 21, 2001
 Vice President,
 Organization and
 Human Resources

 Anton Dulski           $233,352    October 22, 1998    October 21, 2001
 Senior Vice
 President;
 President and Chief
 Executive Officer
 of Minteq
 International Inc.

 S. Garrett Gray        $209,576    October 22, 1998    October 21, 2001
 Vice President,
 General Counsel and
 Secretary

 Paul R. Saueracker     $241,146    October 22, 1998    October 21, 2001
 Senior Vice
 President;
 President and Chief
 Executive Officer
 of Specialty
 Minerals Inc.

 Jean-Paul Valles       $738,972    October 22, 1997   October 17, 2001
 Chairman and Chief
 Executive Officer